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                                                                    EXHIBIT 31.2

                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
                            PURSUANT TO SECTION 302
                       OF THE SARBANES-OXLEY ACT OF 2002

I, J. William Holden III, certify that:

    1. I have reviewed this quarterly report on Form 10-Q, as amended, of Mirant Americas Generation, LLC;

    2. Based on my knowledge, this amended quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this amended quarterly report;

    3. Based on my knowledge, the financial statements, and other financial information included in this amended quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this amended quarterly report;

    4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

        a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this amended quarterly report is being prepared;

        b. Evaluated the effectiveness of the registrant's disclosure controls and procedures, as of a date within 90 days prior to the filing date of this amended quarterly report (the "Evaluation Date"); and

        c. Presented in this amended quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date.

    5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

        a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

        b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

    6. The registrant's other certifying officers and I have indicated in this amended quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


                                    By: /s/ J. WILLIAM HOLDEN III
                                       ------------------------------------
                                             J. William Holden III
                                  Sr. Vice President, Chief Financial Officer
                                                 and Treasurer
                                         (Principal Financial Officer)

Date: August 27, 2003